WCT EQUITY FUND
(A Portfolio of the WCT Funds)
-------------------------------------------------------------------------------
SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 1, 1997

 Effective immediately, WCT Equity Fund (the "Fund") will, pursuant to the existing Shareholder Services Plan, accrue and pay shareholder services fees of .11% of the Fund's average daily net assets. Accordingly, please delete the "Summary of Fund Expenses" table on page 1 of the prospectus and replace it with the following:

SUMMARY OF FUND EXPENSES--WCT EQUITY FUND
-------------------------------------------------------------------------------

                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)................................................................ 4.50%
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)....................................................  None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
 proceeds, as applicable)..............................................  None
Redemption Fees (as a percentage of amount redeemed, if applicable)....  None
Exchange Fee...........................................................  None

                         ANNUAL FUND OPERATING EXPENSES*
                (As a percentage of projected average net assets)

Management Fee (1)..................................................... 0.50%
12b-1 Fee (2).......................................................... 0.00%
Total Other Expenses................................................... 0.52%
  Shareholder Services Fee (3)................................... 0.11%
    Total Fund Operating Expenses (4).................................. 1.02%

------
(1) The estimated management fee has been reduced to reflect the anticipated voluntary waiver of the management fee by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) As of the date of this prospectus, the Fund is not paying or accruing 12b- 1 fees. The Fund will not pay or accrue 12b-1 fees until a separate class of shares has been created for certain institutional investors. The Fund's distributor can pay up to 0.25% as a 12b-1 fee which is reimbursed to the distributor by the Fund. See "Distribution of Fund Shares." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

(3) The estimated shareholder services fee has been reduced to reflect the anticipated voluntary waiver by the servicing agent. The servicing agent can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%. See "Distribution of Fund Shares."

(4) The Total Fund Operating Expenses are estimated to be 1.41% absent the voluntary waiver described in Note 1 above.

*Expenses in this table are estimated based on average expenses expected to be incurred during the fiscal year ending October 31, 1998. During the course of this period, expenses may be more or less than the average amount shown.

  The purpose of this table is to assist the investor in understanding the various costs and expenses that a shareholder in the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "WCT Funds Information" and "Investing in the Fund." Wire-transferred redemptions may be subject to additional fees.

EXAMPLE
-------
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales charge. As noted in the table above, the Fund charges no contingent deferred sales charge.

1 Year...................................................................... $55
3 Years..................................................................... $76

  THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE IS BASED ON ESTIMATED DATA FOR THE FISCAL YEAR ENDING OCTOBER 31, 1998.

                                                                     May 1, 1998

Edgewood Services, Inc., Distributor
Cusip 92923E100
G02309-05 (5/98)
                                                                   RECYCLED LOGO